Exhibit 99.1

Biote Announces $20 Million Share Repurchase Authorization

IRVING, TX – January 25, 2024 – biote Corp. (NASDAQ: BTMD) (“Biote” or the “Company”), a leading solutions provider in preventive health care through the delivery of personalized hormone optimization and therapeutic wellness, today announced that its Board of Directors has approved a $20 million share repurchase program of the Company’s common stock. This approval grants Biote’s management the authority to repurchase outstanding shares of the Company’s common stock, from time to time, in the open market, in privately negotiated transactions and/or by such other means in accordance with applicable state and federal securities laws. This is the Company’s first authorization for share repurchases.

Terry Weber, Biote’s Chief Executive Officer, commented, “As we continue to advance our strategic objectives and position Biote to become the leader in evidence-based therapeutic wellness, we remain confident in our growth opportunity and the outlook for our business. We believe that now is an ideal time to initiate a substantial share repurchase authorization. Supported by our strong balance sheet, we believe opportunistic share repurchases represent an efficient use of capital that can benefit our shareholders.”

The timing of any repurchases under the share repurchase program will be at the discretion of management and will depend on a variety of factors including market conditions, contractual limitations and other considerations. The program may be expanded, modified, suspended or discontinued at any time, and does not obligate the Company to repurchase any dollar amount or number of shares.

About Biote

Biote is transforming healthy aging through innovative, personalized hormone optimization and therapeutic wellness solutions delivered by Biote-certified medical providers. Biote trains practitioners to identify and treat early indicators of aging conditions, an underserved global market, providing affordable symptom relief for patients and driving clinic success for practitioners.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “may,” “can,” “should,” “will,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “hope,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “might,” “ongoing,” “potential,” “predict,” “would” and other similar expressions, are intended to identify forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: the Company’s operating performance, cash flow and financial position, the market price of the shares and general economic and market conditions; the success of our dietary supplements to attain significant market acceptance among clinics, practitioners and their patients; our customers’ reliance on certain third parties to support the manufacturing of bio-identical hormones for prescribers; our and our customers’ sensitivity to regulatory, economic, environmental and competitive conditions in certain geographic regions; our ability to increase the use by practitioners and clinics of the Biote Method at the rate that we anticipate or at all; our ability to grow our business; the significant competition we face in our industry; the impact of strategic acquisitions and the implementation of our growth strategies; our limited operating history; our ability to protect our intellectual property; the heavy regulatory oversight in our industry; changes in applicable laws or regulations; the inability to profitably expand in existing markets and into new markets; the possibility that we may be adversely impacted by other economic, business and/or competitive factors, including recent bank failures; and future exchange and interest rates. The foregoing list of factors is not exhaustive. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Biote’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 and other documents filed by Biote from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Biote assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Biote does not give any assurance that it will achieve its expectations.

Contacts

Investor Relations:

Eric Prouty

AdvisIRy Partners

eric.prouty@advisiry.com

Media:

Press@biote.com